Exhibit 19.2

 Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report

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  Collection Period                                                                                                     April, 2002
  Distribution Date                                                                                                         5/15/02
  Transaction Month                                                                                                               2



  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                           Dollar Amount       # of Contracts
  Original Portfolio:                  $3,649,997,982.62              219,404
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $700,000,000.00         2.010%                 December 16, 2002
   Class A-2 A Notes                                                515,050,000.00         2.970%                     June 15, 2004
   Class A-2 B Notes                                                574,834,000.00         1.950%                     June 15, 2004
   Class A-3 A Notes                                                388,858,000.00         4.140%                 December 15, 2005
   Class A-3 B Notes                                                776,000,000.00         1.960%                 December 15, 2005
   Class A-4 Notes                                                  393,322,000.00         4.750%                   August 15, 2006
   Class B Notes                                                    105,728,000.00         5.180%                  October 16, 2006
   Class C Notes                                                     70,486,000.00         5.750%                 December 15, 2006
   Class D Certificates                                              70,486,000.00         6.000%                   August 15, 2008
                                                                     -------------
      Total                                                      $3,594,764,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $17,948,270.50                $5,830.43          $17,954,100.93
  Repurchased Loan Proceeds Related to Interest                          16,882.25                     0.00               16,882.25
                                                                         ---------                     ----               ---------
      Total                                                         $17,965,152.75                $5,830.43          $17,970,983.18

  Servicer Advances:
  Principal Advances                                                         $0.00                $5,423.92               $5,423.92
  Interest Advances                                                   2,974,436.24                   197.88            2,974,634.12
                                                                      ------------                   ------            ------------
      Total                                                          $2,974,436.24                $5,621.80           $2,980,058.04

  Principal:
  Principal Collections                                             $74,541,753.92              $201,517.02          $74,743,270.94
  Prepayments in Full                                                35,325,343.49                24,914.22           35,350,257.71
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      1,880,479.15                     0.00            1,880,479.15
  Payahead Draws                                                              0.00                 5,819.19                5,819.19
                                                                              ----                 --------                --------
      Total                                                        $111,747,576.56              $232,250.43         $111,979,826.99

  Liquidation Proceeds                                                                                                  $220,500.67
  Recoveries from Prior Month Charge-Offs                                                                                    250.00
                                                                                                                             ------
      Total Principal Collections                                                                                   $112,200,577.66

  Principal Losses for Collection Period                                                                                $425,273.33
  Total Regular Principal Reduction                                                                                 $112,410,524.24

  Total Collections                                                                                                 $133,151,618.88

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $133,151,618.88
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
                                                                                                                               ----
      Total                                                                                                         $133,151,618.88

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2002
  Distribution Date                                                                                                         5/15/02
  Transaction Month                                                                                                               2

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,949,959.14        $2,949,959.14                $0.00
   Amount per $1,000 of Original Balance               0.82                 0.82                 0.00
  Net Swap Payment, Tranche A2 B                 $513,039.34
  Net Swap Payment, Tranche A3 B               $1,425,253.33

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                      $967,973.93          $967,973.93               $0.00                $0.00               $0.00
   Class A2 A Notes                   1,274,748.75         1,274,748.75                0.00                 0.00                0.00
   Class A2 B Notes                     914,944.12           914,944.12                0.00                 0.00                0.00
   Class A3 A Notes                   1,341,560.10         1,341,560.10                0.00                 0.00                0.00
   Class A3 B Notes                   1,241,600.00         1,241,600.00                0.00                 0.00                0.00
   Class A4 Notes                     1,556,899.58         1,556,899.58                0.00                 0.00                0.00
   Class B Notes                        456,392.53           456,392.53                0.00                 0.00                0.00
   Class C Notes                        337,745.42           337,745.42                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                          $8,091,864.43        $8,091,864.43               $0.00                $0.00               $0.00

  Certificateholders Interest:
   Class D Certificates                $352,430.00          $352,430.00               $0.00                $0.00               $0.00
                                       -----------          -----------               -----                -----               -----

  Total Note and Cert. Interest:     $8,444,294.43        $8,444,294.43               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $119,819,072.64

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount       20,042,359.24
   Third Priority Distribution Amount        70,486,000.00
   Regular Principal Distribution Amount    487,366,525.92
                                            --------------
      Principal Distribution Amount        $577,894,885.16

  Noteholder Principal Distributions:
   Class A1 Notes                                       $119,819,072.64
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 Notes                                                  0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $119,819,072.64

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:            $119,819,072.64

  Collections Released to Servicer                                $0.00

  Total Available for Distribution         $133,151,618.88
  Total Distribution (incl. Servicing Fee) $133,151,618.88

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2002
  Distribution Date                                                                                                         5/15/02
  Transaction Month                                                                                                               2

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $171.17                   $1.38                  $172.55
  Class A2 A Notes                                               0.00                    2.48                     2.48
  Class A2 B Notes                                               0.00                    1.59                     1.59
  Class A3 A Notes                                               0.00                    3.45                     3.45
  Class A3 B Notes                                               0.00                    1.60                     1.60
  Class A4 Notes                                                 0.00                    3.96                     3.96
  Class B Notes                                                  0.00                    4.32                     4.32
  Class C Notes                                                  0.00                    4.79                     4.79
                                                                 ----                    ----                     ----
      Total Notes                                              $34.00                   $2.30                   $36.29

  Class D Certificates                                          $0.00                   $5.00                    $5.00
                                                                -----                   -----                    -----

  Total Notes and Certificates:                                $33.33                   $2.35                   $35.68

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                       Balance        Pool Factor
  Aggregate Balance of Notes               $3,402,172,885.16       0.9653532                $3,282,353,812.52       0.9313550
  Class A1 Notes                              577,894,885.16       0.8255641                   458,075,812.52       0.6543940
  Class A2 A Notes                            515,050,000.00       1.0000000                   515,050,000.00       1.0000000
  Class A2 B Notes                            574,834,000.00       1.0000000                   574,834,000.00       1.0000000
  Class A3 A Notes                            388,858,000.00       1.0000000                   388,858,000.00       1.0000000
  Class A3 B Notes                            776,000,000.00       1.0000000                   776,000,000.00       1.0000000
  Class A4 Notes                              393,322,000.00       1.0000000                   393,322,000.00       1.0000000
  Class B Notes                               105,728,000.00       1.0000000                   105,728,000.00       1.0000000
  Class C Notes                                70,486,000.00       1.0000000                    70,486,000.00       1.0000000
  Class D Certificates                         70,486,000.00       1.0000000                    70,486,000.00       1.0000000
                                               -------------       ---------                    -------------       ---------
     Total                                 $3,472,658,885.16       0.9660325                $3,352,839,812.52       0.9327010

  Portfolio Information
  Weighted Average Coupon (WAC)                         7.08%                                           7.09%
  Weighted Average Remaining Maturity (WAM)             50.11                                           49.30
  Remaining Number of Receivables                     216,457                                         212,703
  Portfolio Receivable Balance              $3,539,950,966.26                               $3,427,540,442.02

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $16,025,414.51
  Specified Credit Enhancement Amount                                                                        $34,275,404.42
  Yield Supplement Overcollateralization Amount                                                             $115,895,916.10
  Target Level of Overcollateralization                                                                     $131,921,330.61

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $18,249,989.91
  Specified Reserve Account Balance                                                                           18,249,989.91
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             18,249,989.91
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $18,249,989.91
  Change in Reserve Account Balance                                                                                   $0.00

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2002
  Distribution Date                                                                                                         5/15/02
  Transaction Month                                                                                                               2


  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $220,500.67
  Recoveries from Prior Month Charge-Offs                                                                                   $250.00
  Total Principal Losses for Collection Period                                                                          $425,273.33
  Charge-off Rate for Collection Period (annualized)                                                                          0.07%
  Cumulative Net Losses for all Periods                                                                                 $268,211.25


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,459                $23,217,455.72
  61-90 Days Delinquent                                                                           202                 $3,118,037.13
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            79                 $1,292,213.35


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0213%
  Current Collection Period                                                                                                 0.0704%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0028%
  Current Collection Period                                                                                                 0.0950%
  Three Month Average                                                                                                       0.0000%

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  Ford Credit Auto Owner Trust 2002-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2002
  Distribution Date                                                                                                         5/15/02
  Transaction Month                                                                                                               2

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,930,719.27                    $40,883.78
  New Advances                                                                           2,945,669.53                      5,618.91
  Servicer Advance Recoveries                                                            1,943,098.59                     16,156.60
                                                                                         ------------                     ---------
  Ending Servicer Advances                                                              $4,933,290.21                    $30,346.09

  Current Month Interest Advances for Prepaid Loans                                        $28,766.71                         $2.89

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $25,837.72
  Additional Payaheads                                                                                                    30,771.16
  Payahead Draws                                                                                                          31,181.79
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $25,427.09



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